 Exhibit 10.1

RESCISSION AGREEMENT

among

MICHAEL P. HILTON,

JOHN A. MCNIFF III

and

ANCHOR FUNDING SERVICES, INC.

October 6, 2010

TABLE OF CONTENTS

	ARTICLE I CERTAIN DEFINITIONS	3
	ARTICLE II SALE AND PURCHASE OF INTEREST	5
	Sale and Purchase of Interests	5
2.2	Purchase Price.	5
	Closing	5
	ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING SELLER	6
	Organization and Authority	6
	Ownership	6
	No Conflicts	6
	Survival of Representations and Warranties	7
	ARTICLE IV REPRESENTATIONS AND WARRANTIES REGARDING BUYERS	7
	Authority	7
	No Conflicts	7
	Survival of Representations and Warranties	7
	ARTICLE V "AS IS" PURCHASE	7
	ARTICLE VI MISCELLANEOUS	8
	Further Assurances; Cooperation	8
	No Third-Party Beneficiaries	8
	Entire Agreement	8
	Successors and Assigns	8
	Counterparts	8
	Notices	8
	JURISDICTION; SERVICE OF PROCESS	9
	Governing Law	9
	Amendments and Waivers	9
	Severability	9
	Expenses	10
	Interpretation	10
	Specific Performance	10
	Time Is of the Essence	10
	Attorneys' Fees	10
	Termination of Certain Agreements	10
	Assignment of Interests	11
	The Sherburne Account	11
	Non-solicitation	11
	Release from Obligations	12
	Amendment of Current Operating Agreement	12

EXHIBITS
Exhibit A                    Assignment of Interests
Exhibit B                     Confidentiality Agreement
Exhibit C                     Assignment
Exhibit D                     Sherburne Assignment
Exhibit E                      Form of Mutual Release

RESCISSION AGREEMENT

This Rescission Agreement (this “Agreement”) is entered into as of October 6, 2010, by Michael P. Hilton (“Hilton”), John A. McNiff III (“McNiff” and, together with Hilton, the “Buyers”), Brookridge Funding Services, LLC, a North Carolina limited liability company (“Brookridge”), and Anchor Funding Services, Inc., a Delaware corporation (“Seller”).

STATEMENT OF PURPOSE

WHEREAS, Buyers and Seller are parties to that certain Asset Purchase Agreement, by and among Buyers, Seller, Brookridge and Brookridge Funding, LLC, dated as of December 4, 2009 (the “Purchase Agreement”), and certain other “Transaction Documents” (as such term is defined in the Purchase Agreement; hereinafter, the “2009 Transaction Documents”), by which Buyers and Seller became the sole interest holders in Brookridge, with Seller holding 80% of the membership interest and Buyers each holding 10% of the membership interest;

WHEREAS, pursuant to Section 9.5 of the Operating Agreement of Brookridge (the “Current Operating Agreement”), Seller has the right to elect to terminate and rescind the transactions contemplated by the Purchase Agreement and the other 2009 Transaction Documents prior to December 7, 2010, and on July 13, 2010, Buyers and Seller entered into a Memorandum of Understanding pursuant to which they agreed to consummate the transactions contemplated hereby (the “MOU”);

WHEREAS, Seller has elected to so terminate and rescind the transactions through the sale to Buyers of Seller’s interest in Brookridge, for the consideration and on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, immediately following the closing of the transactions contemplated hereby it is contemplated that Brookridge will sell substantially all of its assets to a newly formed company in which Hilton and McNiff will have an interest (the “Brookridge Sale Transaction”);

NOW, THEREFORE, BE IT RESOLVED that the parties hereto hereby agree to terminate and rescind the relationship between Buyers and Seller as contemplated by the Purchase Agreement, and Seller agrees to sell, and Buyers agree to buy, Seller’s interest in Brookridge, for the consideration and on the terms and subject to the conditions set forth herein.

ARTICLE I

CERTAIN DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Asset Purchase Agreement.

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person.  The term “control” means (a) the possession, directly or indirectly, of the power to vote 10% or more of the securities or other equity interests of a Person having ordinary voting power, (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, by contract or otherwise or (c) being a director, officer, executor, trustee or fiduciary (or their equivalents) of a Person or a Person that controls such Person.

“Business” means the business conducted by Brookridge consisting of (a) invoice or accounts receivable factoring, (b) inventory financing, purchase order financing or services related to the sale and assignment of purchase orders and (c) the activities carried on by Brookridge for the purpose of providing factoring services to its customers.

 “Business Day” means any day that is not a Saturday, Sunday or any other day on which banks are required or authorized by law to be closed in Charlotte, North Carolina.

           “Client Agreements” shall mean all purchase order finance agreements, factoring agreements, related security agreements, assignments of purchase orders and accounts, agreements for the sale and assignment of purchase orders, accounts or billings and any other agreements pertaining to the purchase of purchase orders or accounts to which Brookridge is a party with any client of Brookridge.

“Consent” means any consent, approval, authorization, permission or waiver.

“Contract” means any contract, obligation, understanding, commitment or agreement, whether written or oral and whether express or implied, together with all amendments and other modifications thereto.

“Credit Agreement” means that certain Credit Agreement, dated as of December 7, 2009, by and between Brookridge and MGM Funding, LLC, which provided for a senior line of credit in the aggregate original principal amount of $3,700,000 at an applicable annual interest rate of twenty percent (20%), as amended, restated, supplemented or otherwise modified from time to time.

“Customer” means any Person who sold purchase orders or receivables to Brookridge under a Client Agreement during the period beginning 180 days prior to the Closing Date and ending on the Closing Date.

 “Encumbrance” means any lien, mortgage, pledge, encumbrance, charge, security interest, adverse or other claim, community property interest, condition, equitable interest, option, warrant, right of first refusal, easement, profit, license, servitude, right of way, covenant, zoning or restriction of any kind or nature.

“Governmental Body” means any federal, state, local, foreign or other government or quasi-governmental authority or any department, agency, subdivision, court or other tribunal of any of the foregoing.

“Law” means any federal, state, local, foreign or other law, statute, ordinance, regulation, rule, regulatory or administrative guidance, Order, constitution, treaty, principle of common law or other restriction of any Governmental Body.

“Order” means any order, award, decision, injunction, judgment, ruling, decree, charge, writ, subpoena or verdict entered, issued, made or rendered by any court, administrative agency, Governmental Body or arbitrator.

“Organizational Documents” means (a) the certificate or articles of incorporation or organization and the bylaws or operating agreement, (b) any documents comparable to those described in clause (a) as may be applicable pursuant to any Law and (c) any amendment or modification to any of the foregoing.

“Party” means McNiff, Hilton, Brookridge or Seller.  “Parties” means McNiff, Hilton, Brookridge and Seller.

“Person” means any individual, corporation, limited liability company, partnership, company, sole proprietorship, joint venture, trust, estate, association, organization, labor union, Governmental Body or other entity.

“Proceeding” means any proceeding, charge, complaint, claim, demand, notice, action, suit, litigation, hearing, audit, investigation, arbitration or mediation (in each case, whether civil, criminal, administrative, investigative or informal) commenced, conducted, heard or pending by or before any Governmental Body, arbitrator or mediator.

“Rescission Transaction Documents” means this Agreement, the Assignment of Interests, the Confidentiality Agreement, the Assignment, the Sherburne Assignment, the Mutual Release Agreement and all other written agreements, documents and certificates contemplated by any of the foregoing documents.

 “Restricted Period” means the period commencing on the Closing Date and ending on the second anniversary of such date.

“Transactions” means the transactions contemplated by the Rescission Transaction Documents.

ARTICLE II

SALE AND PURCHASE OF INTEREST

2.1 Sale and Purchase of Interests.  Subject to the terms and conditions of this Agreement, Buyers will purchase from Seller, and Seller will sell and deliver to Buyers, all of Seller’s interest in Brookridge (the “Purchased Interest”) for the consideration specified below.

2.2 Purchase Price.

(a) Subject to the terms and conditions of this Agreement, the consideration for the Purchased Interest is a cash payment equal to Seller’s pro rata share of the total book value of Brookridge as of the date hereof, as determined in accordance with U.S. generally accepted accounting principals and as reflected on Schedule 2.2 attached hereto (the “Purchase Price”); provided, however, that for purposes of determining total book value of Brookridge, it is acknowledged and agreed that all Brookridge’s rights with respect to the Sherburne account (the “Sherburne Account”) will be valued at $0.

(b) Subject to the terms and conditions of this Agreement, Buyers will pay the Purchase Price at Closing by wire transfer of immediately available funds to a bank account designated by Seller.  In addition, at Closing Buyers will cause Brookridge to pay by wire transfer of immediately available funds to a bank account designated by MGM Funding, LLC all amounts necessary to discharge any amounts due in connection with the Credit Agreement.  For avoidance of doubt, Buyers shall have the sole responsibility to cause Brookridge to obtain the funds needed to make the foregoing payments.  In accordance with Section 5.3(g) of the Current Operating Agreement, Seller shall initiate these wire transfers.

2.3 Closing.  The closing of the Transactions to be performed on the Closing Date (the “Closing”) will take place via email and regular mail exchange and delivery by the Parties of this Agreement and the Rescission Transaction Documents and the wiring of the Purchase Price on the date hereof (the “Closing Date”).  The Closing will be accomplished on the Closing Date by way of the Parties’ execution and delivery of this Agreement and the Rescission Transaction Documents and other items contemplated hereby.  At the Closing:

(a) Brookridge and Buyers will enter into a new or amended operating agreement, which shall be acknowledged by Seller, and amend and restate or supersede the Current Operating Agreement;

(b) Buyers and Seller shall execute and deliver an Assignment of Membership Interests substantially the form attached hereto as Exhibit A;

(c) Buyers will enter into a confidentiality agreement with Seller pursuant to which Buyers will agree to not use and keep confidential information concerning Seller, and Seller will agree to not use and keep confidential information concerning Brookridge, substantially in the form attached hereto as Exhibit B;

(d) The Parties shall execute and deliver the Assignment (as defined in Section 6.17 below); and

(e) The Parties shall execute and deliver the Mutual Release Agreement (as described in Section 6.20 below).

ARTICLE III

REPRESENTATIONS AND WARRANTIES REGARDING SELLER

Seller represents and warrants to Buyers as follows:

3.1 Organization and Authority.  Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. Seller has full power, authority and legal capacity to execute and deliver the Rescission Transaction Documents to which Seller is a party and to perform Seller’s obligations thereunder.  The execution and delivery by Seller of each Rescission Transaction Document to which it is a party and the performance by Seller of the Transactions have been duly approved by the board of directors or comparable governing body of Seller and, if required by Law, the equity holders of Seller.  This Agreement constitutes the valid and legally binding obligation of Seller, enforceable against Seller in accordance with the terms of this Agreement.  Upon the execution and delivery by Seller of each Rescission Transaction Document to which Seller is a party, such Rescission Transaction Document will constitute the valid and legally binding obligation of Seller, enforceable against Seller in accordance with the terms of such Rescission Transaction Document.

3.2 Ownership.  Seller owns of record and beneficially the Purchased Interest free and clear of any Encumbrance.  Except for the Current Operating Agreement, Seller is not a party to (a) any option, warrant, purchase right, right of first refusal, call, put or other Contract (other than this Agreement) that could require Seller to sell, transfer or otherwise dispose of any part of the Purchased Interest or (b) any voting trust, proxy or other Contract relating to the voting of the Purchased Interest.

3.3 No Conflicts.  Neither the execution and delivery of this Agreement nor the performance of the Transactions will, directly or indirectly, with or without notice or lapse of time:  (a) violate any Law to which Seller is subject; (b) violate any Organizational Document of Seller; or (c) violate, conflict with, result in a breach of, constitute a default under, result in the acceleration of or give any Person the right to accelerate the maturity or performance of, or to cancel, terminate, modify or exercise any remedy under, any Contract to which Seller is a party or by which Seller is bound or the performance of which is guaranteed by Seller.  Seller need not notify, make any filing with, or obtain any Consent of, any Person in order to perform the Transactions.

3.4 Brookridge Sale Transaction.  Seller is aware of the contemplated Brookridge Sale Transaction and acknowledges and agrees it has no objection thereto or interest therein.

3.5 Survival of Representations and Warranties.  All of the foregoing representations and warranties regarding Seller shall survive the Closing Date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES REGARDING BUYERS

Each Buyer represents and warrants to Seller as follows:

4.1 Authority.  This Agreement constitutes the valid and legally binding obligation of each Buyer, enforceable against such Buyer in accordance with the terms of this Agreement.  Upon the execution and delivery by each Buyer of each Rescission Transaction Document to which such Buyer is a party, such Rescission Transaction Document will constitute the valid and legally binding obligation of such Buyer, enforceable against such Buyer in accordance with the terms of such Rescission Transaction Document.

4.2 No Conflicts.  Neither the execution and delivery of this Agreement nor the performance of the Transactions will, directly or indirectly, with or without notice or lapse of time:  (a) violate any Law to which either of Buyers is subject; or (b) violate, conflict with, result in a breach of, constitute a default under, result in the acceleration of or give any Person the right to accelerate the maturity or performance of, or to cancel, terminate, modify or exercise any remedy under, any Contract to which either of Buyers is a party or by which such Buyer is bound or the performance of which is guaranteed by such Buyer.  Neither of Buyers need notify, make any filing with, or obtain any Consent of, any Person in order to perform the Transactions.

4.3 Survival of Representations and Warranties.  All of the foregoing representations and warranties regarding Buyers shall survive the Closing Date.

ARTICLE V

“AS IS” PURCHASE

Other than the representations and warranties of Seller expressly provided in Article III hereof, Seller makes no representations or warranties of any kind whatsoever, and, except for Buyers’ reliance on the representations and warranties expressly set forth herein, each Buyer is relying entirely on its own investigations and examinations, in addition to its foreknowledge of Brookridge as co-presidents and minority interest holders prior to the Closing Date.  Each Buyer acknowledges that such Buyer is purchasing the Purchased Interest on an “AS-IS” and “WHERE-IS” basis, except as specifically represented and warranted herein.  Subject to the express representations, warranties and covenants of Seller herein, neither of Buyers has relied, nor will rely on, and Seller is not liable for or bound by, any expressed or implied warranties, guaranties, statements, representations or information pertaining to Brookridge or relating thereto made or furnished by Seller, or any broker or agent representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing.

MISCELLANEOUS

5.1 Further Assurances; Cooperation; Tax Return.  Each Party agrees to furnish upon request to any other Party such further information, to execute and deliver to any other Party such other documents, and to do such other acts and things, all as any other Party may reasonably request for the purpose of carrying out the intent of the Rescission Transaction Documents. Additionally, Buyers agree, upon the request of Seller, to assist Seller in compiling historical financial and other information of Brookridge to enable Seller to comply with any financial reporting obligations imposed by law, including the provision of audited financial statements in accordance with GAAP. The Parties acknowledge and agree that the consummation of the Transactions will effect a termination of Brookridge under Internal Code Revenue § 708.  Seller will prepare, or cause to be prepared, and file, or cause to be filed, tax returns for Brookridge for the partial year period beginning January 1, 2010 and ending on the Closing Date.  The Parties shall share in the expense associated with the preparation of such tax returns on a pro rata basis based on their Membership Interests prior to the Closing

5.2 No Third-Party Beneficiaries.  This Agreement does not confer any rights or remedies upon any Person other than the Parties, their respective successors and permitted assigns.

5.3 Entire Agreement.  The Rescission Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter of the Rescission Transaction Documents and supersede all prior agreements (whether written or oral and whether express or implied) among any Parties to the extent related to the subject matter of the Rescission Transaction Documents (including the MOU).

5.4 Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  No Party may assign, delegate or otherwise transfer (whether by operation of law or otherwise) any of its rights, interests or obligations in this Agreement without the prior written approval of the other Parties.

5.5 Counterparts.  This Agreement may be executed by the Parties in multiple counterparts and shall be effective as of the date set forth above when each Party shall have executed and delivered a counterpart hereof, whether or not the same counterpart is executed and delivered by each Party.  When so executed and delivered, each such counterpart shall be deemed an original and all such counterparts shall be deemed one and the same document.  Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.

5.6 Notices.  Any notice pursuant to this Agreement must be in writing and will be deemed effectively given to another Party on the earliest of the date (a) three Business Days after such notice is sent by registered U.S. mail, return receipt requested, (b) one Business Day after receipt of confirmation if such notice is sent by facsimile, (c) one Business Day after delivery of such notice into the custody and control of an overnight courier service for next day delivery, (d) one Business Day after delivery of such notice in person and (e) such notice is received by that Party; in each case to the appropriate address below (or to such other address as a Party may designate by notice to the other Parties):

If to Hilton:	If to McNiff:

26 Mill Plain Road	26 Mill Plain Road
Danbury, CT 06811	Danbury, CT 06811
Fax: (203) 790-7326	Fax: (203) 790-7326
Phone: (203) 790-7301	Phone: (203) 790-7301

If to Brookridge:	with a copy to (which shall not constitute notice):

Brookridge Funding, LLC	Cramer & Anderson LLP
26 Mill Plain Road	51 Main Street
Danbury, CT 06811	New Milford, CT 06776
Fax: (203) 790-7326	Fax: (860) 355-9460
Phone: (203) 790-7301	Phone: (860) 355-2631
Attn: Michael P. Hilton	Attn: Mitchell J. Melnick

If to Seller:	with a copy to (which shall not constitute notice):
Anchor Funding Services, Inc.	K&L Gates LLP
10801 Johnston Road, Suite 210	214 North Tryon Street , 47th Floor
Charlotte, NC 28226	Charlotte, NC 28202
Fax: (561) 961-9005	Fax: (704) 353-3140
Phone: (866) 950-6669 (ext. 303)	Phone: (704) 331-7440

5.7 JURISDICTION; SERVICE OF PROCESS.  EACH PARTY (a) CONSENTS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHARLOTTE, NORTH CAROLINA (AND ANY CORRESPONDING APPELLATE COURT) IN ANY PROCEEDING ARISING OUT OF OR RELATING TO ANY RESCISSION TRANSACTION DOCUMENT, (b) WAIVES ANY VENUE OR INCONVENIENT FORUM DEFENSE TO ANY PROCEEDING MAINTAINED IN SUCH COURTS, AND (c) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, AGREES NOT TO INITIATE ANY PROCEEDING ARISING OUT OF OR RELATING TO ANY RESCISSION TRANSACTION DOCUMENT IN ANY OTHER COURT OR FORUM.  PROCESS IN ANY SUCH PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD.

5.8 Governing Law.  This Agreement and all other Rescission Transaction Documents (unless otherwise stated therein) will be governed by the laws of the State of North Carolina without giving effect to any choice or conflict of law principles of any jurisdiction.

5.9 Amendments and Waivers.  No amendment of any provision of this Agreement will be valid unless the amendment is in writing and signed by each Buyer and Seller.  No waiver of any provision of this Agreement will be valid unless the waiver is in writing and signed by the waiving Party.  The failure of a Party at any time to require performance of any provision of this Agreement will not affect such Party’s rights at a later time to enforce such provision.  No waiver by any Party of any breach of this Agreement will be deemed to extend to any other breach hereunder or affect in any way any rights arising by virtue of any other breach.

5.10 Severability.  Any provision of this Agreement that is determined by any court of competent jurisdiction to be invalid or unenforceable will not affect the validity or enforceability of any other provision hereof or the invalid or unenforceable provision in any other situation or in any other jurisdiction. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

5.11 Expenses.  Each Party will bear all expenses incurred by it or any of their respective representatives in connection with the Transactions contemplated to be performed before or on the Closing Date.

5.12 Interpretation.  The article and section headings in this Agreement are inserted for convenience only and are not intended to affect the interpretation of this Agreement.  Any reference in this Agreement to any Article or Section refers to the corresponding Article or Section of this Agreement.  Any reference in this Agreement to any Schedule or Exhibit refers to the corresponding Schedule or Exhibit attached to this Agreement and all such Schedules and Exhibits are incorporated herein by reference.  The word “including” in this Agreement means “including without limitation.”  This Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision in this Agreement.  Unless the context requires otherwise, any reference to any Law will be deemed also to refer to all amendments and successor provisions thereto and all rules and regulations promulgated thereunder, in each case as in effect as of the date hereof and the Closing Date.  All accounting terms not specifically defined in this Agreement will be construed in accordance with generally accepted accounting principles as in effect on the date hereof (unless another effective date is specified herein).  The word “or” in this Agreement is disjunctive but not necessarily exclusive.  All words in this Agreement will be construed to be of such gender or number as the circumstances require.  References in this Agreement to time periods in terms of a certain number of days mean calendar days unless expressly stated herein to be Business Days.  In interpreting and enforcing this Agreement, each representation and warranty will be given independent significance of fact and will not be deemed superseded or modified by any other such representation or warranty.

5.13 Specific Performance.  Each Party acknowledges that the other Parties would be damaged irreparably and would have no adequate remedy of law if any provision of this Agreement is not performed in accordance with its specific terms or otherwise is breached.  Accordingly, each Party agrees that the other Parties will be entitled to an injunction to prevent any breach of any provision of this Agreement and to enforce specifically any provision of this Agreement, in addition to any other remedy to which they may be entitled and without having to prove the inadequacy of any other remedy they may have at law or in equity and without being required to post bond or other security.

5.14 Time Is of the Essence.  Time is of the essence with respect to all time periods and dates set forth herein.

5.15 Attorneys’ Fees.  In the event any Party has to enforce its rights under this Agreement due to a breach by another Party, the prevailing Party in any such enforcement action shall be entitled to recover from the other Party all costs it incurs in connection with enforcing its rights hereunder including, but not limited to, all attorneys’ fees, court costs and costs and fees of appeal.

5.16 Termination of Certain Agreements.  Effective immediately prior to the Closing, Brookridge and Buyers and Seller hereby terminate the following agreements without any liability to any party to this Agreement (or any Affiliate of such party): (a) the Purchase Agreement (except that, as noted below, the sale of assets from Brookridge Funding, LLC to Brookridge and the related Bill of Sale and other instruments transferring title of rights from Brookridge Funding, LLC to Brookridge shall not be terminated); (b) the Employment Agreement, dated December 7, 2009, by and between McNiff and Brookridge and (c) the Employment Agreement, dated December 7, 2009, by and between Hilton and

Brookridge (together with (b), the “Employment Agreements”).  In conjunction with such terminations, for the avoidance of doubt, Buyers shall be released from their Personal Guaranties (as such term is defined in the Employment Agreements) and shall forfeit the options granted to them under the Employment Agreements.  For purposes of clarification, the Parties intend (i) to terminate their relationship and the representations and warranties the Parties made to each other in connection with the Agreements referred to in this Paragraph 6.16; and (ii) for the sale of Assets made to Brookridge pursuant to the Purchase Agreement to continue in effect and not be terminated.

5.17 Assignment of Interests.  Effective as of immediately prior to the Closing and in consideration for the sale of the Purchased Interest, Buyers and Brookridge agree to assign their rights and interest in the following assets to Seller:

(a) Brookridge’s current website (not including any rights or interest with respect to the Brookridge name, web address or domain name), which such assignment shall be evidenced by an Assignment in substantially the form attached hereto as Exhibit C (the “Assignment”); and

(b) the Sherburne Account, which such assignment shall be evidenced by an Assignment in substantially the form attached hereto as Exhibit D (the “Sherburne Assignment”).

The foregoing assignments shall have no impact on the determination of the Purchase Price.

5.18 The Sherburne Account.  Seller shall control collection and recovery efforts under the Sherburne Account and shall keep Buyers reasonably informed concerning substantive developments pertaining thereto.  Prior to Closing, Brookridge shall bear all costs and expenses incurred in connection with such collection and recovery efforts.  Following the Closing, the Buyers and Seller shall share all out-of-pocket costs and expenses, as well as all collections, in the proportion of eighty percent (80%) by Seller and ten percent (10%) by each Buyer.  Seller shall pay to Buyers their share of any collections promptly after receipt of same and shall, from time to time, provide each Buyer with copies of any and all invoices related to the shared costs and expenses, proof of payment therefor and invoice for such expenses as they are incurred, which such invoices shall be payable by each Buyer within twenty (20) days after delivery.  In the event Buyers shall fail to make any payment due in accordance with the foregoing within ten (10) days after receiving notice concerning a failure to pay any such invoice, they shall forfeit any and all rights to share in collections.

5.19 Non-solicitation.

(a) Restrictions.  Seller agrees during the Restricted Period not to, directly or indirectly, through an Affiliate, or otherwise:

(i) call upon, contact, solicit, divert, encourage or appropriate or attempt to call upon, contact, solicit, divert, encourage or appropriate any Customer; or

(ii) interfere with the business relationship between a Customer and Brookridge.

Except as otherwise specifically provided above, Seller shall not be restricted in any way from engaging in the Business or competing with Brookridge.

(b) Reasonableness of Restrictions.  Seller agrees that the covenants in this Section 6.19 are reasonable given the real and potential competition encountered (and reasonably expected to be encountered) by Buyer.  Notwithstanding the foregoing, in the event that any provision of this Section

(c) 6.19 is determined by a court to be invalid or unenforceable, such court may, and is hereby authorized to, reduce or limit the terms of such provision to allow it to be enforced to the maximum extent possible.

(d) Remedies; Injunctive Relief.  Seller acknowledges that Buyers will suffer irreparable harm in the event that Seller breaches any of Seller’s obligations under this Section 6.19, and that monetary damages will be inadequate to compensate Buyers for such breach.  Accordingly, Seller agrees that, in the event of a breach by Seller of any of Seller’s obligations under this Section 6.19, in addition to Buyers’ right to damages and any other rights Buyers may have at law, in equity, by contract or otherwise, Buyers will be entitled to obtain from any court of competent jurisdiction preliminary and permanent injunctive relief, and expedited discovery for the purpose of seeking relief, in order to prevent or to restrain any such breach (and Seller agrees to waive any requirement for the securing or posting of any bond in connection with such remedies).

5.20 Release from Obligations.  The Parties shall enter into a Mutual Release Agreement for the purpose of releasing each Party from any and all obligations under the 2009 Transaction Documents and any and all liabilities relating thereto or otherwise existing, in substantially the form attached hereto as Exhibit E.

5.21 Amendment of Current Operating Agreement.  The Current Operating Agreement shall be amended and restated, or superseded by a new operating agreement, to reflect the foregoing terms and conditions.

 [Signature pages follow]

The Parties have executed and delivered this Rescission Agreement as of the date first written above.

“Buyers”

By:
Michael P. Hilton

By:
John A. McNiff III

“Seller” ANCHOR FUNDING SERVICES, INC.

By:
Name:
Title:

“Brookridge” BROOKRIDGE FUNDING SERVICES, LLC

By:
Name:
Title:

EXHIBIT A
ASSIGNMENT
OF
MEMBERSHIP INTEREST

This ASSIGNMENT OF MEMBERSHIP INTEREST (this “Assignment”) in BROOKRIDGE FUNDING SERVICES, LLC, a North Carolina limited liability company (“Brookridge”) is made and entered into as of October 6, 2010, by and among ANCHOR FUNDING SERVICES, INC., a Delaware corporation (“Assignor”), MICHAEL P. HILTON (“Hilton”) and JOHN A. McNIFF III (“McNiff” and, together with Hilton, “Assignees”).  Capitalized terms used and not otherwise defined in this Assignment are used herein as defined in that certain Rescission Agreement, dated as of the date hereof (the “Rescission Agreement”), by and among Assignor, Assignees and Brookridge Funding Services, LLC (“Brookridge”).

Statement of Purpose

WHEREAS, Assignor and Assignees are parties to the Rescission Agreement, pursuant to which Assignor has agreed to sell, assign and transfer, and each Assignee has agreed to buy 50% of, Assignor’s interest in Brookridge, which consists of 80% of the membership interest in Brookridge and other equity and beneficial ownership interests and benefits to which the owner of such interest is entitled under the Current Operating Agreement and applicable law (the “Membership Interest”); and

WHEREAS, in connection with such sale, assignment and transfer, Assignor desires to withdraw as (and otherwise cease to be) a member (with the meaning of both the Current Operating Agreement and the North Carolina Limited Liability Company Act, a “Member”) of Brookridge, and, pursuant to Section 6.21 of the Rescission Agreement, Assignees have agreed to amend or supersede the Current Operating Agreement, all in accordance with the terms and conditions contained herein and in the Rescission Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Conveyance of Assignor’s Membership Interest.  Assignor does hereby convey unto Hilton, with full rights of substitution, 50% of Assignor’s Membership Interest, for Hilton and Hilton’s successors and assigns to have and to hold forever, and Hilton hereby accepts such conveyance.  Assignor does hereby convey unto McNiff, with full rights of substitution, the remaining 50% of Assignor’s Membership Interest, for McNiff and McNiff’s successors and assigns to have and to hold forever, and McNiff hereby accepts such conveyance.

2. Withdrawal of Assignor from Brookridge.  Upon the conveyances, Assignor shall be deemed to have withdrawn from Brookridge, and shall thereafter no longer be a Member of Brookridge nor have any membership interest or other equity or beneficial ownership interest in Brookridge, and Assignor shall cease to have any rights, obligations or responsibilities as a Member of Brookridge except those provided in this Assignment.

3.  Assignees’ Agreement to Amend the Current Operating Agreement.  In accepting this Assignment, both Assignees, as the sole Members of Brookridge subsequent to the Assignment, agree to amend the Current Operating Agreement or enter into a new operating agreement to supersede the Current Operating Agreement, which such agreement shall be acknowledged by Assignor.

4. Further Action.  Each party agrees to perform all further acts and execute, acknowledge, or deliver any instruments or documents and to perform such additional acts as may be reasonably necessary, appropriate or desirable to carry out the intent of the provisions of this Assignment.

5. Miscellaneous.

(a) This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

(b) The captions herein are for convenience of reference only and shall not be construed as a part of this Assignment.  The invalidity or unenforceability of any one or more phrases, sentences, clauses or provisions of this Assignment shall not affect the validity or enforceability of the remaining portions of this Assignment or any part thereof.  This Assignment shall be construed, interpreted, enforced and governed by and under the laws of the State of North Carolina, without reference to its conflict of laws provisions.

(c) This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.  Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.

[Signature page follows on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Membership Interest to be duly executed as of the date first above written.

“ASSIGNOR” ANCHOR FUNDING SERVICES, INC.

By:
Name:
Title:

“ASSIGNEES”

By:
Michael P. Hilton

By:
John A. McNiff III

EXHIBIT B
CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (this “Agreement”) is entered into as of October 6, 2010, by and among Anchor Funding Services, Inc., a Delaware corporation (“Seller”), Michael P. Hilton (“Hilton”) and John A. McNiff III (“McNiff” and, together with Hilton, “Buyers”).

Statement of Purpose

Brookridge Funding Services, LLC, a North Carolina limited liability company (“Brookridge”), is a subsidiary of the Seller.  Concurrently with the execution and delivery of this Agreement, the Buyers are purchasing from the Seller 100% of the Seller’s interest in Brookridge, pursuant to the terms and conditions of that certain Rescission Agreement dated as of the date hereof by and among the Buyers, the Seller and Brookridge (the “Rescission Agreement”).  Each of the Buyers is Co-President of Brookridge and, as such, the Buyers have occupied positions of trust and confidence with the Seller.  Furthermore, in its capacity as majority owner of Brookridge, the Seller has occupied a position of trust and confidence with Brookridge.  The Rescission Agreement requires that this Agreement be executed and delivered by the parties hereto as a condition to the closing of such acquisition.  Capitalized terms not expressly defined herein shall have the meanings ascribed to such terms in the Rescission Agreement.

In consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Confidential Information of the Seller.

(a)           The Buyers acknowledge that they each have occupied a position of trust and confidence with the Seller and have received access to confidential information of the Seller, in both written and oral form, including information relating to customers, clients, suppliers, distributors, investors, lenders, consultants, independent contractors and employees of the Seller; financial statements and information; budgets and projections; business plans; pending projects and proposals; new business plans and initiatives; and all notes, analyses, compilations, studies, summaries, reports, manuals, documents and other materials prepared by or for the Seller containing or based in whole or in part on any of the foregoing (all of the foregoing, whether communicated in verbal, written, graphic, electronic or any other form and whether or not conceived, developed or prepared in whole or in part by the Buyers, collectively, “Seller Confidential Information”; provided, however, information that relates solely to Brookridge shall not be deemed Seller Confidential Information).

(b)           The Buyers each acknowledge that the Seller Confidential Information is owned or licensed by the Seller; is unique, valuable, proprietary and confidential; and derives independent actual or potential commercial value from not being generally known or available to the public.  The Buyers each hereby relinquish, and agree that they will not at any time claim, any right, title or interest of any kind in or to any Seller Confidential Information.

(c)           Each Buyer agrees that he will maintain the confidentiality of the Seller Confidential Information at all times and will not, at any time, directly or indirectly, use any Seller Confidential Information for his own benefit or for the benefit of any other Person, reveal or disclose any Seller Confidential Information to any Person, or remove or aid in the removal from the Seller’s or either Buyer’s premises of any Seller Confidential Information, except with the prior written consent by an authorized officer of the Seller.  The term “Seller Confidential Information” will not apply to information that (i) is or becomes available to the general public through no breach of this Agreement by either Buyer or breach by any other Person of a duty of confidentiality to the Seller, (ii) was or becomes available to the Buyers from a source other than the Seller, (iii) was independently developed by the Buyers or their representatives or (iv) relates to the purchase order finance and/or the factoring industry in general. To the extent the Buyers are required to disclose Seller Confidential Information by applicable law or court order, the Buyers will notify the Seller in writing of such required disclosure as much in advance as practicable in the circumstances (to the extent permitted by law) and cooperate with the Seller, at the Seller’s sole expense, to limit the scope of such disclosure.

(d)           Upon the execution of this Agreement and at any other time the Seller may request, both Buyers will turn over and return to the Seller all Seller Confidential Information in any form (including all copies and reproductions thereof) and all other property whatsoever of the Seller in or under their possession or control.

2.           Confidential Information of Brookridge.

(a)           The Seller acknowledges that it has occupied a position of trust and confidence with Brookridge and has received access to confidential information of Brookridge, in both written and oral form, including information relating to customers, clients, suppliers, distributors, investors, lenders, consultants, independent contractors and employees of Brookridge; financial statements and information; budgets and projections; business plans; pending projects and proposals; new business plans and initiatives; and all notes, analyses, compilations, studies, summaries, reports, manuals, documents and other materials prepared by or for Brookridge containing or based in whole or in part on any of the foregoing (all of the foregoing, whether communicated in verbal, written, graphic, electronic or any other form and whether or not conceived, developed or prepared in whole or in part by the Seller, collectively, “Brookridge Confidential Information”).

(b)           The Seller acknowledges that the Brookridge Confidential Information is owned or licensed by Brookridge; is unique, valuable, proprietary and confidential; and derives independent actual or potential commercial value from not being generally known or available to the public.  The Seller hereby relinquishes, and agrees that it will not at any time claim, any right, title or interest of any kind in or to any Brookridge Confidential Information.

(c)           The Seller agrees that it will maintain the confidentiality of the Brookridge Confidential Information at all times and will not, at any time, directly or indirectly, use any Brookridge Confidential Information for its own benefit or for the benefit of any other Person, reveal or disclose any Brookridge Confidential Information to any Person, or remove or aid in the removal from Brookridge’s or either Buyer’s premises of any Brookridge Confidential Information, except with the prior written consent by an authorized officer of Brookridge.  The term “Brookridge Confidential Information” will not apply to information that (i) is or becomes available to the general public through no breach of this Agreement by the Seller or breach by any other Person of a duty of confidentiality to Brookridge, (ii) was or becomes available to the Seller from a source other than Brookridge or either Buyer, (iii) was independently developed by the Seller or its representatives or (iv) relates to the purchase order finance and/or the factoring industry in general. To the extent the Seller is required to disclose Brookridge Confidential Information by applicable law or court order, the Seller will notify Brookridge or the Buyers in writing of such required disclosure as much in advance as practicable in the circumstances (to the extent permitted by law) and cooperate with Brookridge or the Buyers, at Brookridge’s and/or the Buyers’ sole expense, to limit the scope of such disclosure.

(d)           Upon the execution of this Agreement and at any other time Brookridge may request, the Seller will turn over and return to Brookridge all Brookridge Confidential Information in any form (including all copies and reproductions thereof) and all other property whatsoever of Brookridge in or under its possession or control, subject to applicable law, rule and regulation and the Seller’s document retention policies and procedures.

3.           Reasonableness of Restrictions.  The parties hereto agree that the covenants in this Agreement are reasonable given the substantial knowledge and goodwill (i) the Buyers have acquired with respect to the business of the Seller and (ii) the Seller has acquired with respect to the business of Brookridge.  Notwithstanding the foregoing, in the event that any provision of this Agreement is determined by a court to be invalid or unenforceable, such court may, and is hereby authorized to, reduce or limit the terms of such provision to allow it to be enforced.  Without limiting the foregoing, in the event that the absence of a time limitation in Sections 1 and 2 is determined by a court to be unreasonable, such court may, and is hereby authorized to, impose the maximum limitation as it deems reasonable.

4.           Miscellaneous.

(a)           Further Assurances.  Each party hereto hereby agrees to furnish upon request to the other party hereto such further information, to execute and deliver to the other party such other documents, and to do such other acts and things, all as the other party may reasonably request at any time on or after the date hereof for the purpose of carrying out the intent of this Agreement.

(b)           Entire Agreement.  This Agreement, the Rescission Agreement and the other agreements executed pursuant thereto constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements (whether written or oral and whether express or implied) between the parties to the extent related to such subject matter.

(c)           Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns and, in the case of the Buyers, personal representatives.  No party may assign, delegate or otherwise transfer any of its rights, interests or obligations in this Agreement without the prior written approval of the other party.

(d)           Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same agreement.

(e)           Amendments and Waivers.  No amendment of any provision of this Agreement will be valid unless the amendment is in writing and signed by the Seller and the Buyers.  No waiver of any provision of this Agreement will be valid unless the waiver is in writing and signed by the waiving party.  The failure of a party at any time to require performance of any provision of this Agreement will not affect such party’s rights at a later time to enforce such provision.  No waiver by a party of any breach of this Agreement will be deemed to extend to any other breach hereunder or affect in any way any rights arising by virtue of any other breach.

(f)           Severability.  Each provision of this Agreement is severable from every other provision of this Agreement.  Any provision of this Agreement that is determined by any court of competent jurisdiction to be invalid or unenforceable will not affect the validity or enforceability of any other provision hereof or the invalid or unenforceable provision in any other situation or in any other jurisdiction.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(g)           Remedies Cumulative.  The rights and remedies of the parties under this Agreement are cumulative (not alternative) and in addition to all other rights and remedies available to such parties at law, in equity, by contract or otherwise.  Nothing in this Agreement shall limit any of the parties’ obligations or the rights or remedies of the parties under the Rescission Agreement or the other agreements executed pursuant thereto, and nothing in the Rescission Agreement or the other agreements executed pursuant thereto will limit any of the parties’ obligations or the rights or remedies of the parties under this Agreement.  No breach by any party of any provision of the Rescission Agreement or any other agreement will limit or otherwise affect any right or remedy of the Buyers or Seller under this Agreement.

(h)           Governing Law.  This Agreement will be governed by the laws of the State of North Carolina without giving effect to any choice or conflict of law principles of any jurisdiction.

(i)           Jurisdiction; Venue.  Each party (i) consents to the personal jurisdiction of any state or federal court located in Charlotte, North Carolina (and any corresponding appellate court) in any proceeding arising out of or relating to this Agreement, (ii) waives any venue or inconvenient forum defense to any proceeding maintained in such courts and (iii) except as otherwise provided in this Agreement, agrees not to bring any proceeding arising out of or relating to this Agreement in any other court.  Process in any such proceeding may be served on either party anywhere in the world.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Confidentiality Agreement as of the date first written above.

Buyers:

By:
Michael P. Hilton

By:
John A. McNiff III

Seller: ANCHOR FUNDING SERVICES, INC.

By:
Name:
Title:

EXHIBIT C
ASSIGNMENT

THIS ASSIGNMENT, dated as of October 6, 2010 (“Effective Date”), is entered into by and among Anchor Funding Services, Inc., a Delaware corporation (“Assignee”), Michael P. Hilton (“Hilton”), John A. McNiff III (“McNiff”) and Brookridge Funding Services, LLC, a North Carolina limited liability company (“Brookridge” and, together with Hilton and McNiff, the “Assignors”). Capitalized terms used and not otherwise defined in this Assignment are used herein as defined in that certain Rescission Agreement, dated as of the date hereof (the “Rescission Agreement”), by and among Assignee and Assignors.

WHEREAS, Assignee and Assignors are parties to that certain Rescission Agreement, pursuant to which Assignors have agreed to assign to Assignee, in consideration for the sale of the Purchased Interest, and Assignee has agreed to receive from Assignors, Brookridge’s current website (not including any rights or interest with respect to the Brookridge name, web address or domain name) (the “Assigned Assets”).  This Assignment is entered into pursuant to Section 6.17 of the Rescission Agreement.

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors and Assignee hereby agree as follows:

1. Assignment

.  As of the Effective Date, Assignors hereby assign, set over and transfer to Assignee, its successors and assigns, and Assignee hereby accepts the assignment of all Assignors’ rights, title and interest in and to the Assigned Assets.

2. Counterparts

.  This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and together will constitute one and the same instrument.  Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.

[Signature Page Follows]

C - 1

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

"Assignors"
By:
Michael P. Hilton

By:
John A. McNiff III

BROOKRIDGE FUNDING SERVICES, LLC

By:
Name:
Title:

"Assignee" ANCHOR FUNDING SERVICES, INC.

By:
Name:
Title:

C - 2

EXHIBIT D
ASSIGNMENT

THIS ASSIGNMENT, dated as of October 6, 2010 (“Effective Date”), is entered into by and among Anchor Funding Services, Inc., Delaware corporation (“Assignee”), Michael P. Hilton (“Hilton”), John A. McNiff III (“McNiff”) and Brookridge Funding Services, LLC, a North Carolina limited liability company (“Brookridge” and, together with Hilton and McNiff, the “Assignors”).

WHEREAS, Assignee and Assignors are parties to that certain Rescission Agreement, dated as of the date hereof (the “Rescission Agreement”), by and among Assignee and Assignors pursuant to which Assignors have agreed to assign to Assignee, in consideration for the sale of all of Seller’s interest in Brookridge to Hilton and McNiff, and Assignee has agreed to receive from Assignors, the Sherburne Account (as defined below).  This Assignment is entered into pursuant to Section 6.17 of the Rescission Agreement.

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors and Assignee hereby agree as follows:

1. Assignment.  As of the Effective Date, Assignors hereby assign, set over and transfer to Assignee, its successors and assigns, and Assignee hereby accepts the assignment of all Assignors’ rights, title and interest in and to the instruments described on Annex A which is attached hereto and made a part hereof (the “Sherburne Account”) and all rights and remedies thereunder, including, without limitation, any claims or causes of action, collateral security agreements or addenda, letter of credit agreements, letters of credit, guaranties, bills of sale, purchase orders or agreements, cross default and/or cross collateral agreements, or any other agreements or instruments providing security for, relating to, or affecting the Sherburne Account.  Assignors authorize Assignee to collect any and all installments on the Sherburne Account and to take any action thereunder which Assignors might otherwise take, including without limitation filing UCC financing statements and/or amendments thereof in connection with liens in respect of the Sherburne Account.  THIS ASSIGNMENT CONSTITUTES A TRANSFER OF ASSIGNORS’ FULL INTEREST IN THE SHERBURNE ACCOUNT AND SHALL IN NO WAY BE CONSTRUED AS AN EXTENSION OF CREDIT BY ASSIGNEE TO ASSIGNORS.

2. Assumption of Obligations.  Assignee shall not assume, or otherwise be responsible for, any liabilities or obligations of Assignors in respect of the Sherburne Account, for actions or occurrences prior to the Effective Date.

3. Counterparts.  This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and together will constitute one and the same instrument.  Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.

4. Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina.

 [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

"Assignors"
By:
Michael P. Hilton

By:
John A. McNiff III

BROOKRIDGE FUNDING SERVICES, LLC

By:
Name:
Title:

"Assignee" ANCHOR FUNDING SERVICES, INC.

By:
Name:
Title:

ANNEX A

Purchase Order Purchase Agreement dated February 18, 2008, by and between Brookridge Funding LLC, a Delaware limited liability corporation, and Sherburne Metal Sales, Inc., a New York corporation with its principal place of business at 40 S. Main Street, Sherburne, NY 13460.

Accounts Receivable Purchase Agreement dated February 18, 2008, by and between Brookridge Funding LLC, a Delaware limited liability corporation, and Sherburne Metal Sales, Inc., a New York corporation with its principal place of business at 40 S. Main Street, Sherburne, NY 13460.

EXHIBIT E

MUTUAL RELEASE AND INDEMNITY AGREEMENT

This Mutual Release and Indemnity Agreement (this “Mutual Release”) is executed and delivered this 6th day of October, 2010, pursuant to Section 6.20 of the Rescission Agreement entered into as of the date hereof, by and among Michael P. Hilton (“Hilton”), John A. McNiff III (“McNiff”), Brookridge Funding Services, LLC, a North Carolina limited liability company (“Brookridge” and, together with Hilton and McNiff, the “Buyers”) and Anchor Funding Services, Inc., a Delaware corporation (the “Seller”).  Capitalized terms used and not otherwise defined in this Mutual Release are used herein as defined in the Rescission Agreement.

WHEREAS, on the date hereof, Hilton and McNiff are purchasing all of the Seller’s interest in Brookridge, pursuant to that certain Rescission Agreement by and among the Buyers and the Seller (the “Rescission Agreement”), dated as of the date hereof (the “Transaction”); and

WHEREAS, pursuant to Section 6.20 of the Rescission Agreement, the Seller and each Buyer have agreed to execute and deliver this Mutual Release in connection with the closing of the Transaction; and

WHEREAS, the Seller acknowledges that execution and delivery of this Mutual Release constitutes a material inducement to each Buyer, and each Buyer is relying on this Mutual Release in agreeing to execute, deliver and perform its obligations under the Rescission Agreement and to consummate the transactions contemplated thereby; and

WHEREAS, each Buyer acknowledges that execution and delivery of this Mutual Release constitutes a material inducement to the Seller, and the Seller is relying on this Mutual Release in agreeing to execute, deliver and perform its obligations under the Rescission Agreement and to consummate the transactions contemplated thereby;

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agrees as follows:

1. Mutual Release.  (a) The Seller, on behalf of itself and its successors, assigns, agents, employees and predecessors, hereby, knowingly and voluntarily, forever compromises, settles, waives, releases and discharges with prejudice the Buyers and each present and former auditor, counsel, financial advisor, consultant, trustee, representative, agent, successor and assign of each Buyer (collectively, the “Buyers’ Released Parties”) from any and all claims, rights, causes of action, protests, suits, disputes, orders, obligations, debts, demands, proceedings, contracts, agreements, promises, liabilities, controversies, costs, expenses, fees (including attorneys’ fees), or damages of any kind (collectively, “Claims”), arising by any means including, without limitation, subrogation, assignment, reimbursement, operation of law or otherwise, out of any and all obligations under the 2009 Transaction Documents (as such term is defined in the Rescission Agreement).  This Mutual Release includes, but is not limited to, Claims for breach of contract, tort or personal injury of any sort, whether intentional or negligent, including, without limitation, Claims for the negligence of any or all of the Buyers’ Released Parties, and Claims under any state or federal statute or regulation, in equity or at common law; provided, however, that this Mutual Release shall not affect or impair any of the rights of the Seller or any obligations of the Buyers’ Released Parties arising under this Mutual Release, the Rescission Agreement, the Rescission Transaction Documents or any other agreement or instrument contemplated therein or any of the transactions contemplated thereby.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE SELLER WAIVES THE BENEFIT OF ANY PROVISION OF APPLICABLE LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A RELEASING PARTY DID NOT KNOW OR SUSPECT TO EXIST IN THE RELEASING PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY THE RELEASING PARTY MAY HAVE AFFECTED ITS SETTLEMENT WITH THE RELEASED PARTY.

(b) Each Buyer on behalf of itself and its successors, assigns, agents and predecessors, knowingly and voluntarily, forever compromises, settles, waives, releases and discharges with prejudice the Seller and each present and former director, officer, employee, auditor, counsel, financial advisor, consultant, trustee, representative, agent, successor and assign of the Seller (collectively, “Seller’s Released Parties” and, with the Buyers’ Released Parties, the “Released Parties”) from any and all Claims arising by any means including, without limitation, subrogation, assignment, reimbursement, operation of law or otherwise, out of any and all obligations under the 2009 Transaction Documents.  This Mutual Release includes, but is not limited to, Claims for breach of contract, tort or personal injury of any sort, whether intentional or negligent, including, without limitation, Claims for the negligence of any or all of Seller’s Released Parties, and Claims under any state or federal statute or regulation, in equity or at common law; provided, however, that this Mutual Release shall not affect or impair any of the rights of either Buyer or any obligations of Seller’s Released Parties arising under this Mutual Release, the Rescission Agreement, the Rescission Transaction Documents or any other agreement or instrument contemplated therein or any of the transactions contemplated thereby.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BUYER WAIVES THE BENEFIT OF ANY PROVISION OF APPLICABLE LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A RELEASING PARTY DID NOT KNOW OR SUSPECT TO EXIST IN THE RELEASING PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY THE RELEASING PARTY MAY HAVE AFFECTED ITS SETTLEMENT WITH THE RELEASED PARTY.

2. Covenant Not to Sue.  Each party hereto hereby expressly agrees not to, at any time, sue, protest, initiate, institute or assist in instituting any proceeding, grievance, suit or investigation before any court or other governmental body related to any Claim released pursuant to this Mutual Release or otherwise to assert any Claim released pursuant to this Mutual Release against any of the Released Parties.  Each party agrees that this Section 2 may be pleaded by any Released Parties as a counterclaim or cross-claim to or as a defense in bar or abatement of any Claim.  Each party represents that it has not filed or caused to be filed any claim, complaint, charge, or action of any kind against any Released Parties which is now pending with any court, administrative agency, or arbitral tribunal.  Each party agrees to indemnify, pay, reimburse and hold harmless the Released Parties from and against any loss, damage, cost, expense, fee, court costs or attorneys’ fees and expenses in the event it becomes necessary for any such Released Party to defend any Claim asserted by such party.

3. Indemnification.  Each Buyer, jointly and severally, expressly agrees to indemnify and hold harmless Seller from, and pay and reimburse Seller for, all losses directly or indirectly relating to or arising from any Claims by any third parties, or any allegations of any third party that, if true, would give rise to a Claim, relating to Brookridge; provided, however, that the foregoing indemnification shall not apply to any losses that are caused solely by Seller.  THE INDEMNIFICATION PROVISIONS IN THIS SECTION 3 WILL BE ENFORCEABLE REGARDLESS OF WHETHER ANY PERSON ALLEGES OR PROVES THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF THE SELLER OR ITS AFFILIATES, OR THE SOLE OR CONCURRENT STRICT LIABILITY IMPOSED ON THE SELLER OR ITS AFFILIATES.

4. Warranty of Adequate Representation.  Each party hereto hereby represents and warrants that it (a) has been adequately represented by counsel in deciding to execute and deliver this Mutual Release, (b) understands the terms and conditions of this Mutual Release, (c) is executing and delivering this Mutual

Release of its own free will, in good faith and after due consideration, and (d) has not been coerced or placed under duress in any manner in order to induce it to execute and deliver this Mutual Release.  Each party hereto further acknowledges and agrees that this Mutual Release is a valid obligation of, fair to, and supported by adequate consideration received by, each party hereto and reasonably requested from each party hereto.

5. Warranty of Non-Assignment of Claims.  Each party hereto hereby represents and warrants that it has not sold, assigned, pledged, transferred or otherwise disposed of, in whole or in part, any right, title, interest, lien, security interest, or claim in, to, or with respect to, any Claim it currently has, or has had in the past, against any of the Released Parties which has been released herein.

6. Intention of the Parties.  It is the intention of the parties that this Mutual Release shall be effective as a full and final accord and satisfactory release of each and every Claim, subject to the other provisions hereof.

7. Binding on Successors.  This Mutual Release and the covenants and conditions herein contained shall apply to, be binding upon, and inure to the benefit of the respective heirs, administrators, executors, legal representatives, assignees, successors, and agents of the parties hereto (including the Released Parties).

8. Severability.  Any provision of this Mutual Release that is determined by any court of competent jurisdiction to be invalid or unenforceable will not affect the validity or enforceability of any other provision hereof or the invalid or unenforceable provision in any other situation or in any other jurisdiction. Any provision of this Mutual Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

9. Governing Law.  This Mutual Release and the rights and obligations hereunder will be governed by the laws of the State of North Carolina without giving effect to any choice or conflict of law principles of any jurisdiction.

10. Entire Agreement.  Except as set forth in the Rescission Agreement, this Mutual Release contains the entire understanding of the parties with respect to the subject matter hereof; there are no representations, covenants, or undertakings other than those either expressed, implied, or referred to herein; each party acknowledges that no other party or any agent or any attorney of any other party has made any promise, representation, or warranty whatsoever, expressed or implied or statutory, not contained or referred to herein, concerning the subject matter hereof, to induce such party to execute this Mutual Release; and each party acknowledges that such party has not executed this Mutual Release in reliance on any such promise, representation, or warranty not specifically contained or referred to herein.

11. Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same agreement.  Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Mutual Release as of the day and year first written above.

Buyers:
By:
Michael P. Hilton

By:
John A. McNiff III

BROOKRIDGE FUNDING SERVICES, LLC

By:
Name:
Title:

Seller: ANCHOR FUNDING SERVICES, INC.

By:
Name:
Title: